SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            TELECOMM INDUSTRIES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          TELECOMM INDUSTRIES, CORP.
                               1743 Quincy Avenue
                              Naperville, Illinois




Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Telecomm Industries, Corp., on July 15, 1999, starting at 10:00 a.m. local time at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638.

         As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors, ratification of the creation of the Company's new wholly-owned subsidiary, NetVision.Com Inc., and ratification of the creation of the NetVision.Com Inc. 1999 Stock Option and Award Plan. In addition, the Company's management team will report on the Company's results and will be available to respond to stockholders' questions.

         Your vote is important to the Company. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy.

         On behalf of the Directors and management of Telecomm Industries, Corp., we would like to thank you for your continued support and confidence in the Company and look forward to seeing you at the meeting.


                                    Sincerely,


                                    /s/ Paul J. Satterthwait
                                    Paul J. Satterthwaite
                                    Secretary

                           TELECOMM INDUSTRIES, CORP.
                               1743 Quincy Avenue
                              Naperville, Illinois

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 15, 1999

                        --------------------------------


TO THE STOCKHOLDERS OF TELECOMM INDUSTRIES, CORP.:

         The Annual Meeting of the Stockholders of Telecomm Industries, Corp., a Delaware corporation (the "Company" or "Telecomm"), will be held on July 15, 1999 at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638, beginning at 10:00 a.m. local time for the following purposes:

          1. To elect the Board of Directors to serve for a term of one year (Proposal 1);

          2.   To   ratify  the  creation   of   the   wholly-owned   Subsidiary
               NetVision.Com Inc. (Proposal 2);

          3. To ratify the creation of the NetVision.Com Inc. 1999 Stock Option and Award Plan (Proposal 3);

          4. To transact such other business as may properly come before the meeting or any adjournment thereof;

         These items of business are more fully described in the Proxy Statement accompanying this Notice. Only Stockholders of record at the close of business on June 1, 1999 are entitled to vote at the Annual Meeting.

         All Stockholders are cordially invited to attend the meeting in person. However, to insure your representation at the meeting, please sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned the proxy.


                                         By Order of the Board of Directors




                                         /s/ James M. Lowery
                                         James M. Lowery
                                         Chairman of the Board

                           TELECOMM INDUSTRIES CORP.
                            -----------------------

                                PROXY STATEMENT
                            -----------------------

                              GENERAL INFORMATION



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Telecomm Industries Corp. (the "Company" or "Telecomm") to be used at the 1999 Annual Meeting of Stockholders of the Company to be held on July 15, 1999, and any postponements or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638, beginning at 10:00 a.m. local time. As more fully described below, the principal business to be addressed at the Annual Meeting is the election of directors, the ratification of the creation of a wholly-owned subsidiary named NetVision.Com Inc. and the ratification of the adoption of the 1999 Stock Option and Award Plan for NetVision.Com Inc.

     The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by directors, officers and employees of the Company.

     Any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by delivering to the Secretary of the Company at its principal office a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy. Each validly executed, unrevoked proxy received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting as specified by the stockholder. If no choice is indicated, the proxy will be voted FOR the election of the nominees and FOR the proposals set forth in the Notice.

     This Proxy Statement and the accompanying Chairman's letter, Notice and Proxy, together with the Company's annual report to stockholders on Form 10-KSB for the fiscal year ended December 31, 1998, are being sent to stockholders beginning on or about June 15, 1999.

                               VOTING AND QUORUM

     Stockholders of record of the Company's Common Stock at the close of business on June 1, 1999 are entitled to vote at the Annual Meeting. On March 31, 1998, there were 12,650,746 shares of Common Stock issued, 12,121,559 shares of Common Stock outstanding, and 20,000,000 shares of Common Stock authorized. Each outstanding share is entitled to one vote.

     A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Annual Meeting. Shares of Common Stock represented in person or by proxy at the Annual Meeting, including abstentions and "broker non-votes," will be tabulated by the inspectors of election appointed for the Annual Meeting and will determine whether or not a quorum is present. A broker non-vote occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. The ratification of the creation of the new wholly-owned subsidiary, NetVision.Com Inc., and the ratification of the adoption of the 1999 Stock Option and Award Plan for NetVision.Com Inc. requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of directors) and will be counted as shares that are present and entitled to vote for a proposal, but will not be counted as votes in favor of such proposal. Accordingly, an abstention from voting on a proposal by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret the abstention differently. Broker non-votes are not shares entitled to vote, will not be counted in the total number of votes, and thus will have no effect on the outcome of voting.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Five directors are to be elected to the Company's Board of Directors at the Annual Meeting. The elected directors will hold office until the next annual meeting of stockholders of the Company, or until their successors are duly elected and qualified. The Board has nominated James M. Lowery, Steven W. Smith, Raymond W. Sheets, Jr., Paul J. Satterthwaite and David L. Gruber for election as directors and recommends that the stockholders vote FOR the nominees. All the nominees are currently directors of the Company.

     The enclosed Proxy will be voted FOR the nominees unless the Proxy holders are otherwise instructed. If any of the nominees are unavailable or decline to serve as a director for any reason, the Proxy holders will vote the proxies for a substitute nominee designated by the Board of Directors. The Board of Directors does not expect that any of the nominees will be unavailable.

           The Board of Directors Recommends a Vote FOR the Nominees.

     Certain information about the nominees is set forth below:

                                   Date Service
Name                      Age       Commenced       Positions with Registrant
--------------------      ---     -------------     -------------------------

James M. Lowery            50     February 1997     Chairman of the Board
                                                    and Chief Executive Officer

Paul J. Satterthwaite      44     August 1997       Director, Vice-President of
                                                    Mergers and Acquisitions
                                                    and Secretary

Raymond W. Sheets, Jr.     34     October 1993      Director

Steven W. Smith            39     October 1993      Director

David L. Gruber            29     April 1999        Director


     James M. Lowery. Mr. Lowery became Chairman of the Board and Chief Executive Officer of the Company in February 1997. He was President of Seraphim Information Systems, Inc. ("Seraphim") from August 1992 until it was merged into the Company in January 1996. Prior to that time, he was employed by Ameritech as Director of Channel Management for the authorized distributors in Ameritech's marketing area.

     Paul J. Satterthwaite. Mr. Satterthwaite has served as a Director and as Vice-President of Mergers and Acquisitions of the Company since August 1997. For more than five years prior to that time, he served as President and Chief Executive Officer of Unitel Corporation ("Unitel") until it was acquired by the Company in August 1997. While Mr. Satterthwaite served as an officer of Unitel, prior to its acquisition by Telecomm, an involuntary petition was filed under Chapter 7 of the Bankruptcy Code against Unitel. The petition was dismissed on July 29, 1997 after a settlement was reached with Unitel's creditors.

     Raymond W. Sheets, Jr. Mr. Sheets has been a Director of the Company since October 18, 1993. In addition, from 1991 to December 31, 1994, he was a Vice President, Treasurer, Secretary and a Director of Telephone Communications, Inc. ("TCI"), a telephone services leasing company. In January 1995, Mr. Sheets, together with Steven W. Smith, formed Telephone Communications Ltd., a limited partnership to acquire and operate TCI ("TCL"). In September 1997, TCL changed its name to Spectrum Ltd., also a limited partnership ("Spectrum"). Spectrum continues to operate as a telephone services leasing company. Since their respective formations, Mr. Smith has been a partner in TCL and Spectrum.

     Steven W. Smith. Mr. Smith has been a Director of the Company since October 18, 1993. From 1991 to December 31, 1994, be was also President and Chairman of the Board of Directors of TCI. Since their respective formations, Mr. Smith has been a partner in TCL and Spectrum.

     David L. Gruber. Mr. Gruber was recently appointed to the Board of Directors in April 1999. Since May 1997, Mr. Gruber has served as a public markets and investor relations consultant for the Company. From March 1994 to May 1997, he was an Investment Consultant with McDonald & Company Investments. From May 1991 to March 1994, Mr. Gruber served in the same capacity with Parker/Hunter Inc., an investment banking and brokerage firm headquartered in Pittsburgh, PA. In addition, Mr. Gruber has served as a Director of Advanced Medical Supply since January 1995.


Executive Officers

     The Company has one Executive Officer in addition to the nominees described above. Mark Travi has served as the Chief Financial Officer of Telecomm since July 1998. Before joining Telecomm, Mr. Travi was the former Chief Financial Officer of the recruitment division of TMP Worldwide ("TMP"). Prior to TMP, he spent 7 years in public accounting.


Meetings of the Board of Directors and Committees

     The Board of Directors met eight (8) times in 1998. During 1998, all incumbent members of the Board of Directors participated in all of the Board's meetings, except Mr. Gruber. Mr. Gruber did not become a director until April 23, 1999.

     The Compensation Committee of the Company is composed of Mr. Sheets and Mr. Smith and its purpose is to review and make recommendations regarding the compensation of executive officers of the Company and to administer option grants under the Company's 1997 Stock Option and Award Plan. This Committee was established in March 1997.


Director Compensation

     Members of the Board of Directors are not compensated for their services in such capacity.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") and the NASDAQ System, initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and stockholders holding more than 10% of the outstanding shares of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of these reports furnished to the Company or written representation that no reports were required, the Company believes that all of the Company's directors, executive officers and persons holding more than ten percent of the Company's Common Stock are in full compliance with all Section 16(a) requirements, except that (1) Mr. Lowery and
(2) Mr. Satterthwaite each failed to file a form 5 with regard to a Grant of Options in 1998. These Options were disclosed in the Company's Proxy Statement filed in 1998. These forms will be filed for each officer or director with the Securities and Exchange Commission as soon as possible.


    PROPOSAL NO. 2 - CREATION OF WHOLLY-OWNED SUBSIDIARY, NETVISION.COM INC.

     The  Board  of  Directors  unanimously  approved  the  creation  of  a  new
wholly-owned   subsidiary,    NetVision.Com   Inc.,   a   Delaware   corporation
("NetVision.Com" or the "Subsidiary").

Description of the Subsidiary

     In late 1998, Telecomm was approached by a company that connects Internet users with the Internet (an Internet service provider or "ISP") that had been utilizing the Company to design and procure its Internet backbone. This ISP expressed its interest in a strategic alliance with the Company. After a thorough analysis by Telecomm's acquisition team, it appeared prudent to explore this avenue whereby the Company could increase the demand for circuits and equipment from its business customers and, due to the increased business volume, create increased demand for circuits by ISPs. The Company appears to be well positioned to participate in the consolidation of this industry due to its established relationships with ISPs within the Company's customer base. Pursuant to the acquisition team's findings, the Company's Board of Directors instructed management to develop a strategy that would allow Telecomm to capitalize upon its unique position without jeopardizing its strong relationship with its RBOC partners.

     In February 1999, the Company created NetVision.Com, a wholly-owned subsidiary whose primary purpose is to create alliances and consider acquisitions of ISPs. Since its inception, NetVision.Com has executed letters of intent to purchase eleven ISPs and related companies. The Company continues to consider various alternatives to maximize stockholder value created by the Subsidiary.

     To enable NetVision.Com to succeed as an on-going enterprise, the Company is currently pursuing various possible sources of financing or capitalization, both internal and external, for the Subsidiary. Such financing or capitalization is necessary to allow the Subsidiary to capitalize upon the opportunities available to it in a timely fashion. Possible sources include, by way of example only and without limitation, use of the Company's acquisition line of credit, funding out of the working capital of the Company, the development of independent financing for the Subsidiary, the ability of individual directors, officers or stockholders of the Company to invest in the Subsidiary and the offering of securities in NetVision.Com to a wider array of investors.

     So long as the Company retains majority control of the Subsidiary, NetVision.Com shall report to the Board of Directors of the Company through NetVision.Com's sole director, Mr. Paul Satterthwaite.


Vote Required

     For ratification, this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The enclosed Proxy will be voted FOR the ratification of the creation of NetVision.Com unless the Proxy holders are otherwise instructed.

The Board of Directors Recommends a Vote FOR the Ratification of the Creation of NetVision.Com Inc.

             PROPOSAL NO. 3 - ADOPTION OF THE 1999 STOCK OPTION AND AWARD PLAN FOR THE NEW SUBSIDIARY, NETVISION.COM, INC.

     The Board of Directors unanimously approved the adoption of the NetVision.Com 1999 Stock Option and Award Plan (the "Stock Plan"), subject to approval by the stockholders of the Company, to be used to attract and retain qualified and competent personnel necessary for the success of the Subsidiary. The Stock Plan allocates a maximum of 2,000,000 shares of NetVision.Com common stock, no par value ("Subsidiary Common Stock"), for issuance to the key employees, officers and directors of the Subsidiary or the Company. The number of shares of Subsidiary Common Stock available under the Stock Plan is restricted further by a percentage cap such that the number of shares authorized for use under the Stock Plan shall not exceed fifteen percent (15%) of the shares of Subsidiary Common Stock issued at the time the Subsidiary begins operations. The number of authorized shares under the Stock Plan is subject to modification from time to time.


Description of the Stock Plan

     The Stock Plan was adopted to attract and retain qualified and competent persons who are key to the Subsidiary, including key employees, officers and directors, and upon whose efforts and judgment the success of the Subsidiary is largely dependent, by encouraging such persons to own stock in the Subsidiary. The Stock Plan provides for the grant to employees of incentive stock options within the meaning of ss.422 of the Internal Revenue Code of 1986, as amended (the "Code"), for the grant of non-statutory stock options to eligible employees and non-employee directors (including officers and directors of the Subsidiary or the Company), and for the grant of restricted stock awards. Incentive stock options may be exercisable for up to ten years at an option price of not less than the fair market value of the Subsidiary Common Stock on the date that the option is granted, or for up to five years at an option price of not less than 110% of the fair market value of the Subsidiary Common Stock, or in the case of an officer or other key employee who owns, at the time the option is granted, more than ten percent of the Subsidiary Common Stock. Holders of incentive stock options qualify for certain favorable tax treatment -- See "Summary of Federal Income Tax Consequences." Non-statutory stock options may be exercisable for up to ten years at such exercise price and upon such terms and conditions as the Compensation Committee (as defined below) of the Board of Directors of the Subsidiary may determine.

     The Stock Plan will be administered by the Compensation Committee of the Board of Directors of NetVision.Com (the "Committee"), which will be charged with designating those persons to whom options or restricted stock awards are to be granted and determining the terms of such awards. Such terms will include the exercise price of options, the number of shares subject to an option, the time of the exercise of an option, and the nature and extent of any restrictions placed on a restricted stock award. In granting awards, the Committee will take into consideration the past performance and anticipated future contribution to the Subsidiary of the potential grant recipient and such other considerations the Committee deems relevant.

     Options granted under the Stock Plan are subject to the following restrictions, among others: (1) the per share exercise price for incentive stock options must be equal to or greater than 100% of the fair market value of a share of Subsidiary Common Stock on the date of grant of the option; (2) no option may be exercisable after the expiration of ten years, from the date of its grant; and (3) options granted under the Stock Plan are subject to transfer restrictions as follows:

     (a) No Incentive Stock Option shall be transferable by the optionee other than by will, the laws of descent and distribution, and each Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee; and

     (b) No Non-Statutory Stock Options may be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of, except as follows:
(i) to the spouse or any children or grandchildren of the holder; (ii) as a charitable contribution or gift to or for the use of any person or entity described in ss.170(c) of the Code; (iii) to any Controlled Entity (as such term is defined in the Code); or (iv) by will or the laws of intestate succession.

     If the optionee ceases to be employed by the Subsidiary or the Company because he or she is terminated for Cause (as defined in the Stock Plan), any options held by the terminated employee will automatically expire. If an optionee's employment by the Subsidiary or the Company is terminated by reason of a mental or physical disability of death, then his or her options will expire one year after the date of termination. If an optionee's employment is terminated for any other reason, then his or her options will terminate three months, or more specifically, 90 days from the date of termination. Options become immediately exercisable in the event of a change in control of the Subsidiary or other similar event.

     The Stock Plan authorizes the Subsidiary to make loans to optionees to enable them to exercise their options. Such loans must (1) provide for recourse to the optionee, (2) bear interest at a rate no less than the prime rate of interest of the Subsidiary's principal lender and (3) be secured by the shares of Subsidiary Common Stock purchased.

     An award of restricted stock constitutes an immediate transfer of ownership to the recipient in consideration of the performance of services. Awards of restricted stock may be made for no additional consideration or for consideration of a payment by the participant that is less than the current fair market value. The participant has immediate dividend and voting rights on the shares but the shares will be subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, for a period of at least one year, as determined by the Committee. In order to enforce these forfeiture provisions, the transferability of restricted stock granted under the Stock Plan will be prohibited or restricted in the manner prescribed by the Committee on the date of the grant. The Committee may provide for the earlier termination of the forfeiture provisions in the event of a change in control of the Subsidiary, retirement, death or disability of the recipient, or other similar event.

     The Board of the Subsidiary has the authority to amend or terminate the Stock Plan, provided that no such action impairs the rights of the holder of any outstanding option or restrictive stock without the written consent of such holder, and provided further that certain amendments of the Stock Plan are subject to stockholder approval. Unless terminated sooner, the Stock Plan will terminate ten years from its effective date.


Summary of Federal Income Tax Consequences

Nonqualified Stock Options

     Generally, an optionee generally will not recognize income upon the grant of a nonqualified stock option. If an optionee receives unrestricted shares of Subsidiary Common Stock upon the exercise of a nonqualified stock option, he will normally recognize ordinary income at the time of exercise equal to the excess of the fair market value, at the time of exercise, of the optioned Subsidiary Common Stock received over the exercise price. When the optionee disposes of the shares, capital gain will be recognized, either long or short term depending on the holding period beginning on the date the shares are acquired,

     Special Rules Applicable to Optionees Subject to Section 16(b) of the Exchange Act. The tax consequences to optionees who are Subsidiary or Company insiders subject to Section 36(b) of the Exchange Act may differ from the tax consequences described above. In the case of such an optionee, ordinary income will generally be recognized upon exercise only if six months have elapsed since the date of the grant.

     Tax Consequences to the Subsidiary. To the extent that an optionee recognizes ordinary income, the Subsidiary or affiliated entity for which the optionee performs services will generally be entitled to a corresponding deduction. The deduction is allowed in the tax year in which the optionee is required to include the amount in income.

Incentive Stock Options

     Generally, an optionee will not recognize income upon the grant of an incentive stock option. In addition, an optionee will not recognize income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements. To satisfy the employment requirement, an optionee generally must exercise the option not later than three months after he ceases to be an employee of the Subsidiary or the Company (one year if he ceases to be an employee due to disability). To satisfy the holding period requirement, an optionee must hold the optioned Subsidiary Common Stock for more than two years from the grant of the option and more than one year after the Subsidiary Common Stock is transferred to him. If these requirements are satisfied, upon the sale of the Subsidiary Common Stock, the optionee will be taxed at long-term capital gains rates on any gain, measured by the difference between his or her basis in the Subsidiary Common Stock and the proceeds of the sale.

     Disqualifying Disposition. If shares of Subsidiary Common Stock acquired upon the timely exercise of an incentive stock option are sold, exchanged or otherwise disposed of without satisfying the holding period requirement (a "Disqualifying Disposition") the optionee will usually recognize ordinary income at the time of disposition equal to the amount of the excess of the fair market value of the optioned Subsidiary Common Stock on the date of the exercise of the incentive stock option over the exercise price.

     Alternative Minimum Tax. An optionee generally must include in alternative minimum taxable income the amount by which the amount paid for the option is exceeded by the option's fair market value at the time the rights to the stock are freely transferable or not subject to a substantial risk of forfeiture.

     Tax Consequences to the Subsidiary. The granting of an incentive stock option, or the exercise thereof, generally not result in a deduction for the Subsidiary. However, to the extent that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Subsidiary will generally be entitled to a corresponding deduction.

Restricted Stock Awards

     The recipient of restricted stock awards generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of transfer of the shares with Restrictions will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock subject to Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

     There have been no grants made under the Stock Plan to any individuals to date.

Vote Required

     For ratification, this proposal requires the affirmative vote of the holders of a majority of the shares of Subsidiary Common Stock present in person or represented by proxy at the Annual Meeting. The enclosed Proxy will be voted FOR the ratification of the adoption of the Stock Plan for NetVision.Com unless the Proxy holders are otherwise instructed.

     The Board of Directors Recommends a Vote FOR the Ratification of the Adoption of the Stock Plan for NetVision.Com.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table summarizes the compensation paid by the Company to the Company's Chairman and Chief Executive Officer, and the only executive officers who earned more than $100,000 annually in total compensation in the last three years (the "Named Executive Officers"). No Named Executive Officer received perquisites from the Company, the aggregate value of which exceeded the lesser of $50,000 or 10% of such Named Executive Officer's annual compensation. In addition, none of Paul Stoyanoff, Rita Koridek or Michael J. Toth were serving as executive officers or directors of the Company at the fiscal 1998 year end.

                                                               Annual Compensation         Long-Term
                                                               -------------------        Compensation
                                                     Fiscal                               ------------         Other
       Name and Principal Position                    Year     Salary          Bonus         Options        Compensation
       ---------------------------                    ----    --------       --------     ------------     -------------
       James Lowery...........................        1998    $176,000(1)        -            200,000            -
         Chairman of the Board and                    1997     116,460           -               -               -
         Chief Executive Officer                      1996      66,000         64,590(2)         -               -

       Paul Stoyanoff..........................       1998    $ 54,201(1)    $  8,850         100,000            -
         Regional Vice-President                      1997      65,806        201,703            -               -
                                                      1996      38,000        179,592            -           $30,306

       Rita Koridek............................       1998    $102,745(1)    $  6,718         100,000        $50,000(4)
         Vice-President of Sales                      1997      70,350        105,715            -             6,763
                                                      1996       66,000       132,909(3)         -            15,658

       Michael J. Toth.........................       1998    $106,000(1)    $ 35,100         100,000            -
         Regional Vice-President                      1997      69,333         76,332            -               -
                                                      1996      66,000         16,126            -               -

       Paul  Satterthwaite.....................       1998    $106,000(1)         -            60,000            -
         Vice President Mergers and Acquisitions
         and Secretary

     (1)  Includes amounts deferred at the Named Executive's  option pursuant to
          Section 401(k) of the Code.
     (2) Represents an earn-out payment payable to Mr. Lowery, and accrued by the Company, in 1996 under the terms of the agreement pursuant to which the Company acquired Seraphim. $27,828 of this amount was paid in 1996 and $36,762 of this amount was paid on February 15, 1998.
     (3) Includes $64,590 which represents an earn-out payment payable to Ms. Koridek, and accrued by the Company, in 1996 under the terms of the agreement pursuant to which the Company acquired Seraphim. $27,828 of this amount was paid in 1996 and $36,762 of this amount was paid on February 15, 1998.
     (4) Represents payment made in connection with a severance agreement between Ms. Koridek and the Company.

Aggregate Fiscal Year-End Option Values

     The following table sets forth information with respect to stock options held by the Company's Chairman and Chief Executive Officer and other executive officers of the Company at the fiscal 1998 year end. No stock options issued by the Company were exercised in 1998.

                                                                            Value of Unexercisd
                                      Number of Unexercised               In-the-Money Options at
                                   Options at Fiscal Year-End                 Fiscal Year-End
                                   --------------------------                 ---------------
Name                            Exercisable       Unexercisable        Exercisable       Unexercisable
----                            -----------       -------------        -----------       -------------
James Lowery                              0             200,000              -                 -
  Chairman of the Board and
  Chief Executive Officer

Paul  Satterthwaite                       0              60,000              -                 -
  Vice President
  Mergers and Acquisitions
  and Secretary

Mark Travi
  Chief Financial Officer                 0              20,000              -                 -

Stock Plan

     The following table sets forth information concerning individual grants of stock options during 1998 by the Company to the Company's Chairman and Chief Executive Officer and other executive officers of the Company at the fiscal 1998 year end. The Telecomm 1997 Stock Option and Award Plan was adopted in October 1997, amended in June 1998 and provides for the grant of options to purchase an aggregate of 2,000,000 shares of the Company's Common Stock. Stock option and restricted stock awards are designed to provide management with a direct financial incentive to enhance stockholder values, thereby aligning the interests of the Company's executives with the long-term interest of its stockholders.

                                                     Individual Grants
                                                     -----------------
                                              Percent of                                     Potential Realizable Value at
                                              Total Options                                  Assumed Rates of Stock Price
                                Number of     Granted to      Exercise or                    Appreciation for Option Term
Name and                        Options       Employees in    Base Price     Expiration      ----------------------------
Principal Position              Granted       Fiscal Year       ($/sh)          Date                5%           10%
------------------              -------       -----------     ----------      --------            -----         -----
James Lowery                     200,000         29.4%           $1.18        2/18/2008         $148,000      $376,000
  Chairman of the Board and
  Chief Executive Officer

Paul  Satterthwaite               60,000          8.8%           $1.18        2/18/2008         $ 44,400      $112,800
  Vice President
  Mergers and Acquisitions

Mark Travi
  Chief Financial Officer         20,000          2.9%           $ .94        7/17/2008         $ 11,800      $ 29,800


Long-Term Incentive and Pension Plans

     Other than its 401(k) plan, the Company does not have any long-term incentive, pension or similar plans.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information as of April 10, 1999 regarding ownership of Common Stock by each person known to the Company to beneficially own more than 5% of the Company's Common Stock, each director and executive officer of the Company who own Common Stock, and directors and executive officers as a group.
                                                                     Percent
Name and Address of Beneficial Owner (1)        Amount Owned         of Class
----------------------------------------        ------------         --------

Raymond W. Sheets, Jr ....................        2,003,500(2)        16.5%
   9345A Ravenna Road, Suite C9
   Twinsburg, OH  44087

Steven W. Smith ..........................        2,041,000(2)        16.8%
   9345A Ravenna Road, Suite C9
   Twinsburg, OH  44087

Paul J. Satterthwaite ....................        1,000,000            8.2%

Jon Satterthwaite ........................        1,000,000            8.2%

James M. Lowery ..........................          190,000            1.6%

David L. Gruber ..........................           70,000(2)         0.6%

All Executive Officers and
     Directors as a Group ................        5,234,500           43.2%


(1)  Address is the business address of the Company unless otherwise indicated.

(2) One-half of Mr. Gruber's shares, 35,000 shares, are held in Mr. Sheets' name, and one-half of Mr. Gruber's shares, 35,000 shares, are held in Mr. Smith's name. Messrs. Sheets and Smith are contractually obligated to transfer all of these shares to Mr. Gruber upon demand.

Certain Relationships and Related Transactions

     The Company's Mentor, Ohio facilities are leased from an entity, which is owned in part by Michael J. Toth, formerly an officer, director and stockholder of the Company. Mr. Toth ceased to be an officer, director or 5% stockholder of the company as of October 28, 1998.

     The Company's Indianapolis facility is leased through June 2005 from an entity controlled by Mr. Jon Satterthwaite, a stockholder of the Company, and Mr. Paul Satterthwaite, a director, officer and stockholder of the Company. The Company makes monthly payments on the Indianapolis facility lease of $15,000 for rent.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     A stockholder intending to present a proposal to be included in the Company's Proxy Statement for the Company's 2000 annual meeting of Stockholders must deliver a proposal to the Secretary of the Company at the Company's principal executive offices by January 8, 2000.


FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, including financial statements and schedules and exhibits thereto, may be obtained, without charge, by written request to Mark Travi, Chief Financial Officer, Telecomm Industries Corp., 1743 Quincy Avenue, Suite 143, Naperville, Illinois 60540.

OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares they represent as the Board of Directors may recommend.

     You are urged to sign and return your Proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.



                                        By Order of the Board of Directors,

                                        /s/ Paul Satterthwaite
                                        -------------------------
                                        Paul Satterthwaite
                                        Secretary

                               TELECOMM INDUSTRIES CORP.
                     ANNUAL MEETING OF STOCKHOLDERS, JULY 15, 1999
              HAMPTON INN  6540 SOUTH CICERO, BEDFORD PARK, ILLINOIS 60038
                                 10:00 A.M. LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P The undersigned hereby appoints James M. Lowery and Paul Satterthwaite, or R either one of them acting singly with full power of substitution, the proxy O or proxies of the undersigned to attend the Annual Meeting of the X Stockholders of Telecomm Industries Corp. to be held on July 15, 1999, at Y the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60038, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 30, 1999 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-KSB of Telecomm Industries Corp.

           PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLUE OR BLACK INK.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR "FOR ALL NOMINEES" AND FOR PROPOSALS 2 AND 3.

       1. Election of James M. Lowery, Steven W. Smith, Raymond W. Sheets, Jr., Paul J. Satterthwaite and David L. Gruber.

FOR ALL NOMINEES / / (unless struck out above)  WITHHOLD FROM ALL NOMINEES / /
        (Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

       2. Ratification of the creation of the wholly-owned subsidiary NetVision.Com Inc.

                  / /  FOR          / /  AGAINST          / /  ABSTAIN

       3. Ratification of the creation of the NetVision.Com Inc. 1999 Stock Option and Award Plan

                  / /  FOR          / /  AGAINST          / /  ABSTAIN

            (Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)
                                          Dated: _________________________, 1999

                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                                Signature if held jointly

                                          I plan to attend the meeting:
                                          Yes / /  No / /

THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE ABOVE MATTERS UNLESS OTHERWISE
                                   INDICATED,
   AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT
                              BEFORE THE MEETING.